Exhibit 99.2

IBM 4Q 2021 Earnings Non-GAAP Supplemental Materials January 24, 2022 ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q 2021 4Q21 Yr/Yr 4Q21 Yr/Yr GAAP @CC GAAP @CC Software Hybrid Platform & Solutions Red Hat Automation Data & AI Security Transaction Processing Hybrid Cloud 8% 7% 19% 13% 1% (2%) 11% 22% 10% 9% 21% 15% 3% (1%) 14% 24% Consulting Business Transformation Technology Consulting Application Operations Hybrid Cloud 13% 18% 14% 6% 31% 16% 20% 19% 8% 34% Infrastructure Hybrid Infrastructure IBM Z Distributed Infrastructure Infrastructure Support Hybrid Cloud Flat Flat (6%) 5% (1%) (12%) 2% 2% (4%) 7% 1% (11%) The above reconciles the Non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure Segment Details”, “Consulting Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance – 4Q 2021 4Q21 Yr/Yr GAAP @CC Total Revenue 6% 9% Americas Europe/ME/Africa Asia Pacific 7% 4% 11% 7% 7% 16% Total Hybrid Cloud 16% 18% The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 3

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 4Q 2021 4Q21 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency Acquisitions/Divestitures Base* RD&E Currency Acquisitions/Divestitures Base* Operating Expense & Other Income Currency Acquisitions/Divestitures Base* 1 pts (2 pts) 22 pts 0 pts 0 pts 1 pts 1 pts (2 pts) 23 pts (0 pts) (2 pts) 0 pts 0 pts 0 pts 0 pts 0 pts (2 pts) 0 pts 3 pts (1 pts) 18 pts 0 pts (0 pts) 0 pts 3 pts (1 pts) 18 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhi bit 99.2 included in the company’s F orm 8 -K date d January 24, 2022, for additional information on the use of these No n-GAAP financial measure s. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 4

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 4Q 2021 4Q21 Acquisition-Related Adjustments Retirement-Related Adjustments Kyndryl-Related Impact Tax Reform Impacts Operating (Non-GaaP) GAAP Gross Profit Gross Profit Margin SG&A Other (Income) & Expense Total Expense Pre-tax Income Pre-tax Income Margin Tax Rate Net Income Net Income Margin Earnings Per Share $9,500 56.9% 4,903 (18) 6,632 2,869 17.2% 14.2% 2,462 14.7% $2.72 $182 1.1 pts (290) (1) (290) 472 2.8 pts 1.4 pts 355 2.1 pts $0.39 — — — (315) (315) 315 1.9 pts 1.8 pts 206 1.2 pts $0.23 — — — — — — — (2.7 pts) 94 0.6 pts $0.10 $0 0.0 pts (8) 126 118 (118) (0.7 pts) (0.6 pts) (81) (0.5 pts) -$0.09 $9,682 58.0% 4,605 (208) 6,145 3,537 21.2% 14.2% 3,035 18.2% $3.35 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 5

Non-GAAP Supplemental Materials Reconciliation of IBM post-separation baseline Free Cash Flow – FY 2021 12 Months Ended Dec 2021 Consolidated Net Cash from Operations per GAAP $12.8 Less: change in Financing receivables $3.9 Capital Expenditures, net ($2.4) Consolidated Free Cash Flow $6.5 Less: Kyndryl charges and pre-separation activity* ($1.4) IBM post-separation baseline Free Cash Flow $7.9 $ in billions *includes Kyndryl cash impacts incurred in the period related to structural actions initiated in 4Q20 and all separation rela ted costs. Kyndryl's estimated free cash flow was deemed immaterial. The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Cash Flow and Balance Sheet Highlights” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 6

Non-GAAP Supplemental Materials Reconciliation of Operating Pre-tax Income Margin – 2022 Expectations Operating GAAP (Non-GAAP) Pre-tax Income Margin Yr/Yr Expectation B/(W) B/(W) 1Q 2022 Full Year 2022 4 to 5 pts ~5 pts 2 to 3 pts ~4 pts The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. 99.2 included in the company’s Form 8 -K dated January 24, 2022, for additional information on the use of this Non-GAAP financialmeasure. See Exhibit Supplemental Materials 7

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